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                           SUN CAPITAL ADVISERS TRUST


                             Blue Chip Mid Cap Fund


          Supplement dated June 4, 2002 to Prospectus dated May 1, 2002

On page 34, the following replaces the first paragraph under "Key Investments and Strategies":

Under normal conditions, the fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Russell Midcap Index or the Standard & Poor's ("S&P") Mid Cap 400 Index.